ADAMS NATURAL RESOURCES FUND

FIRST QUARTER REPORT

MARCH 31, 2016

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

Similar to the beginning of last year, 2016 has already seen its share of market volatility. Equity markets suffered the worst start to a calendar year in a decade as economic turmoil in China and further deterioration in oil prices led to negative returns in global markets. Investor concerns around rising interest rates and a strong dollar contributed to a S&P 500 decline of 10% in the first six weeks of the year. Perceptions and market sentiment changed quickly, however. A rebound in commodity prices, easy global monetary policy, and better-than-expected U.S. economic data spurred a rally off the February lows. Major U.S. indexes not only erased early losses, but posted a gain for the quarter. The total return on the S&P 500 was 1.4% for the first three months. After lagging for three years, the Energy sector (up 4.0%) and Basic Materials sector (up 3.6%) both outperformed the broader market.

Historically, oil prices and the stock market tend to move independently. During the first quarter of this year they moved in lockstep, a rare occurrence. Initially, a decline in oil prices provided good news for the economy. But as oil continued to decline, the impact on capital spending, credit concerns, and overall global economic growth weighed on the markets. Oil fell from $37 per barrel at the start of the year to a low of $26 per barrel in mid-February, sending stocks lower in the process. The oil price rebound to $38 per barrel by the end of the quarter was a key catalyst behind the market’s recovery. In addition, Janet Yellen’s comments in March suggesting the Fed would proceed cautiously with any future rate increases provided further support.

In the portfolio, we retained our bias to higher-quality companies with strong balance sheets, strategic assets, and low costs of production. The portfolio continues to be positioned defensively, favoring companies that are more likely to emerge in a stronger competitive position when the cycle eventually turns.

During the quarter, we added to our position in ConocoPhillips. In February, ConocoPhillips’ management made the difficult decision to significantly reduce the dividend. Despite the market’s initial negative reaction, the dividend cut has enhanced their long-term competitive position. Along with the added operational and financial flexibility, the company is positioned as one of the lowest breakeven cost producers in the E&P sector and is among those with the lowest balance sheet risk. With its large resource base, ConocoPhillips should be able to maintain production this year and grow production by an annual rate of 2% to 4% over the next 10 years.

In Basic Materials, we established a position in H.B. Fuller, a manufacturer of adhesives and sealants for use in construction, automotive, and other end-markets. Following a multi-year restructuring effort that included management changes and asset sales, the current management team is focused on growth and returns, especially in those areas where the company can compete on a global scale. We expect margins and free cash flow to improve in response to lower raw material prices, operating cost reductions, and improved operational efficiency. Modest sales growth is also anticipated.

In December, Dow and DuPont announced a $130 billion merger of equals. The combined company offers the potential for operational improvement and cost synergies that we believe were not fully appreciated by the market. We added DuPont to the portfolio to increase our weighting in the new entity, DowDuPont.

LETTER TO SHAREHOLDERS (CONTINUED)

For the three months ended March 31, 2016, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 3.2%. This compares to total returns of 3.6% for Dow Jones U.S. Oil & Gas Index, 4.2% for Dow Jones Basic Materials Index, and 7.8% for Lipper Global Natural Resources Funds Index over the same time period. The total return on the market price of the Fund’s shares for the period was 2.0%.

For the twelve months ended March 31, 2016, the Fund’s total return on NAV was -14.2%. Comparable returns for Dow Jones U.S. Oil & Gas Index, Dow Jones U.S. Basic Materials Index, and Lipper Global Natural Resources Funds Index were -17.5%, -8.5%, and -15.1%, respectively. The Fund’s total return on market price was -16.4%.

During the quarter, the Fund paid distributions to shareholders in the amount of $2.8 million, or $.10 per share, consisting of $.03 net investment income and $.05 long-term capital gain, realized in 2015, and $.02 of net investment income realized in 2016, all taxable in 2016. On April 14, 2016, an additional net investment income distribution of $.10 per share was declared for payment on June 1, 2016. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

April 14, 2016

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2016	2015
At March 31:
Net asset value per share	$21.27	$26.68
Market price per share	$17.99	$23.15
Shares outstanding	28,092,821	27,392,919
Total net assets	$597,530,566	$730,854,522
Unrealized appreciation on investments	$104,055,395	$262,953,326

For the three months ended March 31:
Net investment income	$2,741,583	$3,249,069
Net realized gain (loss)	$5,542,138	$(5,845,156)
Total return (based on market price)	2.0%	(2.5)%
Total return (based on net asset value)	3.2%	(2.8)%

Key ratios:
Expenses to average net assets*	1.02%	0.86%
Net investment income to average net assets*	1.92%	1.76%
Portfolio turnover*	15.6%	13.3%
Net cash & short-term investments to net assets	1.0%	0.6%

*	Annualized

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

March 31, 2016

(unaudited)

	Market Value	Percent of Net Assets
Exxon Mobil Corp.	$117,421,381	19.7%
Chevron Corp.	56,400,480	9.4
Schlumberger Ltd.	41,506,500	6.9
Phillips 66	27,091,846	4.5
EOG Resources, Inc.	23,392,534	3.9
Dow Chemical Co.	22,838,988	3.8
Occidental Petroleum Corp.	22,007,088	3.7
LyondellBasell Industries N.V. (Class A)	20,624,780	3.5
ConocoPhillips	19,776,597	3.3
Halliburton Co.	18,101,825	3.0

Total	$369,162,019	61.7%

SCHEDULE OF INVESTMENTS

March 31, 2016 (unaudited)

	Shares	Value (A)
Common Stocks — 99.0%
Energy — 78.9%
Exploration & Production — 23.7%
Anadarko Petroleum Corp.	275,000	$12,806,750
Cimarex Energy Co.	96,100	9,347,647
Concho Resources Inc. (C)	103,400	10,447,536
ConocoPhillips	491,100	19,776,597
EOG Resources, Inc.	322,300	23,392,534
EQT Corp.	133,700	8,992,662
Marathon Oil Corp.	571,000	6,360,940
Noble Energy, Inc.	302,300	9,495,243
Occidental Petroleum Corp.	321,600	22,007,088
Pioneer Natural Resources Co.	89,600	12,610,304
RSP Permian, Inc. (C)	147,000	4,268,880
Whiting Petroleum Corp. (C)	251,500	2,006,970

		141,513,151

Integrated Oil & Gas — 29.1%
Chevron Corp.	591,200	56,400,480
Exxon Mobil Corp.	1,404,730	117,421,381

		173,821,861

Oil Equipment & Services — 13.6%
Baker Hughes, Inc.	160,000	7,012,800
Halliburton Co.	506,770	18,101,825
National Oilwell Varco, Inc.	133,500	4,151,850
Oil States International Inc. (C)	170,000	5,358,400
Schlumberger Ltd.	562,800	41,506,500
Weatherford International plc (C)	645,000	5,018,100

		81,149,475

Pipelines — 4.6%
Kinder Morgan Inc.	541,000	9,662,260
Spectra Energy Corp.	456,400	13,965,840
Williams Companies, Inc.	242,600	3,898,582

		27,526,682

Refiners — 7.1%
Marathon Petroleum Corp.	264,600	9,837,828
Phillips 66	312,875	27,091,846
Valero Energy Corp.	83,000	5,323,620

		42,253,294

Renewable Energy Equipment — 0.8%
First Solar, Inc. (C)	71,800	4,916,146

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2016 (unaudited)

	Shares	Value (A)
Basic Materials — 20.1%
Chemicals — 17.2%
CF Industries Holdings, Inc.	263,745	$8,265,768
Dow Chemical Co.	449,056	22,838,988
E.I. du Pont de Nemours & Co.	70,200	4,445,064
Eastman Chemical Co.	119,300	8,617,039
H.B. Fuller Co.	177,700	7,543,365
LyondellBasell Industries N.V. (Class A)	241,000	20,624,780
Monsanto Co.	181,300	15,907,262
PPG Industries, Inc.	132,000	14,716,680

		102,958,946

General Industrials — 0.8%
Packaging Corp. of America	82,400	4,976,960

Gold & Precious Metals — 0.7%
SPDR Gold Trust (C)	35,200	4,139,520

Industrial Metals — 1.4%
Alcoa Inc. (B)	614,000	5,882,120
Freeport-McMoRan Inc. (C)	248,000	2,564,320

		8,446,440

Total Common Stocks (Cost $487,647,080)		591,702,475

Short-Term Investments — 0.9%
Money Market Funds — 0.9%
Western Asset Institutional Cash Reserves Fund (Institutional Class), 0.44% (D)	5,175,815	5,175,815

Total Short-Term Investments (Cost $5,175,815)		5,175,815

Securities Lending Collateral — 1.0% (Cost $5,773,898)
Money Market Funds — 1.0%
Invesco Short-Term Investment Trust – Liquid Assets Portfolio (Institutional Class), 0.45% (D)	5,773,898	5,773,898

Total Investments — 100.9% of Net Assets (Cost $498,596,793)		$602,652,188

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

OTHER INFORMATION

Distribution Schedule

The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2015 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

ADAMS NATURAL RESOURCES FUND, INC.

Board of Directors

Enrique R. Arzac [1,2,4]	Frederic A. Escherich [2,3]	Craig R. Smith [1,2,4]
Phyllis O. Bonanno [2,3]	Roger W. Gale [1,3,4]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Nancy J. F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900          800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: PEO (NYSE), XPEOX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(866) 723-8330

Website: www.amstock.com

Email: info@amstock.com